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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 29, 1997
                                                        -----------------

                                 McM Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 North Carolina                      0-8678                      56-1171691
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)


                           Box 12317, 702 Oberlin Road
                          Raleigh, North Carolina 27605
           ----------------------------------------------------------
           (Address of principal executive office including Zip Code)


                                 (919) 833-1600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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Item 5.   Other Events.

         The press release dated December 29, 1997, is incorporated by reference. It is attached to this report as Exhibit 99.

Item 7.   Exhibits.

         Exhibit 99 - Press release dated December 29, 1997.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   McM Corporation


                                                   By  /s/ Stephen L. Stephano
                                                       -------------------------
                                                       Stephen L. Stephano
                                                       President
                                                       Chief Operating Officer


Date:    January 7, 1998